FOR IMMEDIATE RELEASE                                 October 25, 2018
Contact: Laura Ulbrandt (212) 460-1900

JEFFERIES FINANCIAL GROUP INC.
ANNOUNCES THIRD QUARTER 2018 RESULTS

New York, New York, October 25, 2018--Jefferies Financial Group Inc. (NYSE: JEF) today announced its financial results for the three and nine month periods ended September 30, 2018. Consistent with the estimates in our press release of October 4, 2018, Net income attributable to Jefferies common shareholders was $193 million, or $0.55 per diluted share, for the third quarter, and $1.04 billion, or $2.91 per diluted share, for the nine month period. Pre-tax income, from continuing and discontinued operations, was $273 million for the three month period and $1.4 billion for the nine month period. The results for the third quarter include a pre-tax gain of $222 million recorded as a result of the August closing of the previously reported sale of our interests in Garcadia and its associated real estate, partially offset by a $49 million mark-to-market decrease in the value of our Spectrum Brands investment and a $48 million pre-tax impairment charge related to our investment in Golden Queen, of which $12 million is attributable to the noncontrolling interest.

Rich Handler, our CEO, and Brian Friedman, our President, said, "As we discussed during our recent Investor Day, we are pleased and confident in our momentum and future prospects."

Our Board of Directors has declared a quarterly cash dividend equal to $0.125 per Jefferies common share, payable on November 30, 2018 to record holders of Jefferies common shares on November 19, 2018. Our Board also has approved changing our fiscal year-end to November 30. Effective with the fourth quarter of 2018, our reporting will be harmonized with our wholly-owned subsidiary, Jefferies Group LLC.

* * * *

More information on the Company’s results of operations for the three and nine months ended September 30, 2018 will be provided upon filing of the Company’s Form 10-Q with the Securities and Exchange Commission.

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward-looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC.

Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

SUMMARY FOR JEFFERIES FINANCIAL GROUP AND SUBSIDIARIES
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,

	2018	2017	2018	2017

Net revenues	$1,150,846	$857,223	$2,957,440	$3,020,610

Income (loss) from continuing operations before income taxes and income (loss) related to associated companies	$253,825	$(4,509)	$263,650	$497,212

Income (loss) related to associated companies	18,867	30,057	84,320	(84,413)

Income from continuing operations before income taxes	272,692	25,548	347,970	412,799

Income tax provision	90,391	9,770	51,560	127,198

Income from continuing operations	182,301	15,778	296,410	285,601

Income from discontinued operations, net of income tax provision of $0, $53,490, $47,045 and $90,856	—	120,989	130,063	219,151

Gain on disposal of discontinued operations, net of income tax provision $0, $0, $229,553 and $0	—	—	643,921	—

Net income	182,301	136,767	1,070,394	504,752

Net (income) loss attributable to the noncontrolling interests	12,000	(28)	13,208	1,941

Net income attributable to the redeemable noncontrolling interests	(390)	(36,216)	(37,294)	(64,538)

Preferred stock dividends	(1,276)	(1,172)	(3,619)	(3,203)

Net income attributable to Jefferies Financial Group Inc. common shareholders	$192,635	$99,351	$1,042,689	$438,952

Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Income from continuing operations	$0.56	$0.04	$0.86	$0.77
Income from discontinued operations	—	0.23	0.26	0.42
Gain on disposal of discontinued operations	—	—	1.82	—
Net income	$0.56	$0.27	$2.94	$1.19

Number of shares in calculation	341,434	367,828	353,300	368,736

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Income from continuing operations	$0.55	$0.04	$0.85	$0.76
Income from discontinued operations	—	0.23	0.26	0.41
Gain on disposal of discontinued operations	—	—	1.80	—
Net income	$0.55	$0.27	$2.91	$1.17

Number of shares in calculation	350,307	370,198	357,169	375,233

A summary of results for the three months ended September 30, 2018 is as follows (in thousands):

	Financial Services
2018	Jefferies Group	Other Financial Services	Merchant Banking	Corporate	Parent Company Interest	Total
Net revenues	$774,749	$45,457	$321,948	$8,692	$—	$1,150,846

Expenses:
Compensation and benefits	428,033	9,973	9,493	13,766	—	461,265
Cost of sales	—	—	84,876	—	—	84,876
Floor brokerage and clearing fees	44,570	—	—	—	—	44,570
Interest expense	—	12,723	1,359	—	14,755	28,837
Depreciation and amortization	17,175	1,379	12,889	852	—	32,295
Selling, general and other expenses	198,817	16,008	21,716	8,637	—	245,178
Total expenses	688,595	40,083	130,333	23,255	14,755	897,021
Income (loss) from continuing operations before income taxes and income related to associated companies	86,154	5,374	191,615	(14,563)	(14,755)	253,825
Income related to associated companies	—	16,502	2,365	—	—	18,867
Income (loss) from continuing operations before income taxes	$86,154	$21,876	$193,980	$(14,563)	$(14,755)	272,692
Income tax provision from continuing operations						90,391
Net income						$182,301

A summary of results for the three months ended September 30, 2017 is as follows (in thousands):

	Financial Services
2017	Jefferies Group	Other Financial Services	Merchant Banking	Corporate	Parent Company Interest	Total
Net revenues	$802,909	$22,742	$29,657	$1,915	$—	$857,223

Expenses:
Compensation and benefits	462,933	9,072	10,656	10,810	—	493,471
Cost of sales	—	—	71,596	—	—	71,596
Floor brokerage and clearing fees	42,852	—	—	—	—	42,852
Interest expense	—	4,966	5,909	—	14,737	25,612
Depreciation and amortization	15,928	2,244	9,723	865	—	28,760
Selling, general and other expenses	153,084	15,941	23,865	6,551	—	199,441
Total expenses	674,797	32,223	121,749	18,226	14,737	861,732
Income (loss) from continuing operations before income taxes and income (loss) related to associated companies	128,112	(9,481)	(92,092)	(16,311)	(14,737)	(4,509)
Income (loss) related to associated companies	—	31,119	(1,062)	—	—	30,057
Income (loss) from continuing operations before income taxes	$128,112	$21,638	$(93,154)	$(16,311)	$(14,737)	25,548
Income tax provision from continuing operations						9,770
Income from discontinued operations, net of income tax provision						120,989
Net income						$136,767

A summary of results for the nine months ended September 30, 2018 is as follows (in thousands):

	Financial Services
2018	Jefferies Group	Other Financial Services	Merchant Banking	Corporate	Parent Company Interest	Total
Net revenues	$2,419,410	$53,297	$469,980	$14,753	$—	$2,957,440

Expenses:
Compensation and benefits	1,326,887	29,935	29,577	43,040	—	1,429,439
Cost of sales	—	—	257,501	—	—	257,501
Floor brokerage and clearing fees	131,792	—	—	—	—	131,792
Interest expense	—	26,367	3,996	—	44,251	74,614
Depreciation and amortization	50,829	4,837	34,095	2,599	—	92,360
Selling, general and other expenses	572,980	54,081	56,201	24,822	—	708,084
Total expenses	2,082,488	115,220	381,370	70,461	44,251	2,693,790
Income (loss) from continuing operations before income taxes and income related to associated companies	336,922	(61,923)	88,610	(55,708)	(44,251)	263,650
Income related to associated companies	—	58,204	26,116	—	—	84,320
Income (loss) from continuing operations before income taxes	$336,922	$(3,719)	$114,726	$(55,708)	$(44,251)	347,970
Income tax provision from continuing operations						51,560
Income from discontinued operations, net of income tax provision						130,063
Gain on disposal of discontinued operations, net of income tax provision						643,921
Net income						$1,070,394

A summary of results for the nine months ended September 30, 2017 is as follows (in thousands):

	Financial Services
2017	Jefferies Group	Other Financial Services	Merchant Banking	Corporate	Parent Company Interest	Total
Net revenues	$2,381,967	$109,284	$525,102	$4,257	$—	$3,020,610

Expenses:
Compensation and benefits	1,374,127	26,248	32,981	35,017	—	1,468,373
Cost of sales	—	—	210,834	—	—	210,834
Floor brokerage and clearing fees	133,145	—	—	—	—	133,145
Interest expense	—	13,830	18,731	—	44,201	76,762
Depreciation and amortization	46,877	7,435	25,218	2,599	—	82,129
Selling, general and other expenses	444,724	36,641	47,333	23,457	—	552,155
Total expenses	1,998,873	84,154	335,097	61,073	44,201	2,523,398
Income (loss) from continuing operations before income taxes and income (loss) related to associated companies	383,094	25,130	190,005	(56,816)	(44,201)	497,212
Income (loss) related to associated companies	—	(87,838)	3,425	—	—	(84,413)
Income (loss) from continuing operations before income taxes	$383,094	$(62,708)	$193,430	$(56,816)	$(44,201)	412,799
Income tax provision from continuing operations						127,198
Income from discontinued operations, net of income tax provision						219,151
Net income						$504,752